EXHIBIT 10.14




                                                             ANNEX A

                           CONVERTIBLE PROMISSORY NOTE


$7,296,500                                                 Boston, Massachusetts
                                                                October 30, 1996



         FOR VALUE RECEIVED, the undersigned, Brunswick Technologies, Inc., a Maine corporation (the "Maker"), whose principal place of business is 43 Bibber Parkway, Brunswick, Maine 04011, promises to pay to the order Burlington Industries, Inc. or its successors and assigns ("Holder"), whose address is 3330 West Friendly Avenue, Greensboro, North Carolina 27410, the principal sum of Seven Million Two Hundred Ninety-Six Thousand Five Hundred and No/100 DOLLARS ($7,296,500.00), together with interest on the outstanding principal balance at nine and one-half percent (9.5%) per annum until paid in full as herein provided.

         Accrued interest on the outstanding principal hereunder shall be paid beginning on the date which is six months after the date of this Note (the "Closing Date") and continuing on each six calendar month anniversary thereof until the entire principal balance hereof has been paid in full.

         Until such time as the Maker completes an "Initial Public Offering" (as hereinafter defined), the outstanding principal balance due hereunder shall be paid in two equal installments of 50% of the original principal amount of this Note (or in the case of the last such payment, the principal still then outstanding) on the anniversaries of the Closing Date in the years 2002 and 2003; provided, however, that a mandatory prepayment on the anniversary of the Closing Date in the year 2001 shall be made in such amount as shall not cause the Maker to be in violation of the "Financial Covenants" (as hereinafter defined) and the remaining principal balance not so repaid shall be paid in two equal installments of 50% thereof on the anniversaries of the Closing Date in the years 2002 and 2003.

         Notwithstanding the foregoing paragraph, at such time as the Maker completes an Initial Public Offering, an amount equal to 50% of the original principal amount of this Note shall be paid on a date no later than the date which is seven months after the closing of the Initial Public Offering (Maker may make such payment at any time within such seven month period); provided, however, if such Initial Public Offering results in gross proceeds to the Maker of less than $15,000,000, the payment then due hereunder shall be reduced on a pro rata basis by the amount by which such proceeds are less than $15,000,000. Thereafter, the remaining outstanding principal balance due hereunder shall be paid in two equal installments of 50% thereof on the anniversaries of the Closing Date in the years 2002 and 2003.

         As used herein, the term "Initial Public Offering" means any firm underwritten public offering of shares of common stock of the Maker consummated after the date hereof, and the "Financial Covenants" shall mean the covenants of the Maker contained in the documents evidencing the senior secured financing to which this Note is subordinate as hereinafter provided which set forth tests relative to the financial condition of the Maker and the results of the Maker's operations from time to time as a basis for determining the existence of a default or an event of default under such documents.







         For purposes of this Note, should any payment date hereunder fall on a Saturday, Sunday or any other day which is a legal holiday under the laws of the State of Maine or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, the Maker shall make the payment on the next succeeding banking day.

         All payments of principal and interest shall be made to the Holder, at its address set forth above or at such other address as the Holder shall hereafter designate in writing to the Maker.

         All payments called for in this Note shall be made in lawful money of the United States of America and may be made by wire transfer, check, draft, or other payment instrument. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds.

         The Maker hereby agrees, and the Holder by its acceptance hereof agrees, that the payment of the principal and interest on this Note is expressly subordinate and junior to in right of payment to an amount of senior secured debt not to exceed $7,500,000 (as such number may be increased from time to time hereafter only by the amount of any payments of principal hereunder, the "Senior Debt"), as provided in that certain subordination agreement between the Maker, the Holder and Fleet Bank of Maine ("Fleet") of even date herewith (the "Subordination Agreement") and as further provided in Sections 5.2(f) and 6.4 of that certain Stock Purchase Agreement between the Maker, the Holder and Peter DeWalt dated October 22, 1996, as amended October 29, 1996 (the "Stock Purchase Agreement").

         The principal amount due hereunder shall be convertible, at the option of the Holder, into shares of common stock of the Maker on the terms hereinafter provided at any time following the occurrence of an "Offering Event" (as hereinafter defined), but in no event prior to the first anniversary of the date hereof. The price at which the conversion shall be effected shall be the gross price per share obtained by the Maker in the Initial Public Offering, without deduction for the payment of expenses, brokers' fees, commissions, dealer discounts or underwriters' compensation incurred in connection with such offering or other deductions, provided such Initial Public Offering shall have been consummated within six months of the date hereof. If an Initial Public Offering is not consummated within six months of the date hereof, the conversion shall be effected at the weighted average sales price per share obtained by the Maker in the Offering Event, without deduction for the payment of expenses incurred with such offering or other deductions (or the conversion price of securities of the Maker other than common stock which are convertible into common stock, if any portion of the Offering Event relates to securities of the Maker other than common stock which are convertible into common stock), which price shall be discounted 5% for each year (pro-rated for any portion of a year) between the date hereof and the date of the Offering Event. In no event, however, will the conversion price applicable to this Note be less than $350.00 per share, except as may be adjusted upon the occurrence of an "Adjustment Event" (as hereinafter defined). All conversions hereunder must be made in increments of $500,000 (or the remaining unpaid balance of principal due hereunder, if less than $500,000). The conversion price applicable to this Note, once established, shall be adjusted only upon an Adjustment Event. Nothing herein shall preclude the Maker from the payment of any dividends (whether accrued prior to the date hereof or accrued or payable thereafter) or redemptions pursuant to the terms in existence on September 25, 1996 of any of the Maker's shares of preferred stock then outstanding. Upon any conversion, cash will be paid in lieu of the issuance of fractional shares and will be paid to satisfy the Maker's obligations for the payment of all interest accrued but


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then unpaid (whether or not the same shall otherwise be due and owing as of such time) on the converted amount through the date of the conversion and for all other unpaid charges which are then due and payable hereunder.

         As used herein, the term "Offering Event" means any public or private offering of shares of common stock of the Maker or other securities of the Maker convertible into shares of common stock of the Maker, with gross proceeds to the Maker aggregating no less than $5,000,000 (exclusive of conversions of shares of preferred stock of the Maker outstanding on September 25, 1996 and grants of or exercises of options under stock incentive or stock compensation plans of the Maker or warrants in existence on September 25, 1996). As used herein, the term "Adjustment Event" means any of: (i) the payment of a dividend or a distribution by the Maker in shares of Maker's capital stock (or rights to receive or
purchase  the  same)  on  any  shares  of  its  capital   stock   (exclusive  of
distributions of its capital stock to holders of preferred stock of the Maker issued and outstanding as of September 25, 1996 in payment of accrued dividends under the existing terms of the respective series of such preferred stock); (ii) any stock split and any other subdivision of the outstanding capital stock of the Maker into a greater number of shares; and (iii) any reverse stock split and any other combination of the outstanding capital stock of the Maker into a smaller number of shares. Upon the occurrence of an Adjustment Event, the conversion price in effect immediately prior thereto shall be adjusted so that the Holder will be entitled to receive the number of shares of common stock it would have been entitled to receive after the happening of the events described in the immediately preceding sentence had such conversion occurred immediately prior to the happening of such event.

         As used herein, the term "Reorganization Event" means any of: (i) any reclassification of outstanding shares of capital stock of the Maker; (ii) any dividend or distribution by the Maker of shares of capital stock of any subsidiary (direct or indirect), in respect of the shares of Maker's capital stock, in the nature of a split-up of the Maker or any of its subsidiaries, or a spin-off of any of Maker's subsidiaries; (iii) any consolidation, merger or combination of the Maker with another corporation or entity as a result of which holders of capital stock of the Maker shall be entitled to receive stock, securities, or other property or assets with respect to or in exchange for shares of capital stock of the Maker; or (iv) any sale or conveyance of the properties or assets of the Maker as, or substantially as, an entirety to any other corporation or entity as a result of which holders of capital stock of the Maker shall be entitled to receive stock, securities, or other property or assets with respect to or in exchange for shares of capital stock of the Maker. Upon the occurrence of a Reorganization Event, the principal of this Note shall become convertible into the kind and amount of shares of stock and other securities or property or assets receivable upon such Reorganization Event by a holder of a number of shares of common stock which would have been issuable upon a conversion of the Note immediately prior to the Reorganization Event.

         In the event that, prior to the Holder's conversion hereof, there has not been an underwritten public offering of the Maker's common stock such that the preferred stock of the Maker outstanding as of September 25, 1996 has automatically converted into common stock of the Maker, any conversion of this
Note is subject to the Holder's executing and delivering to the Maker a joinder agreement in the form appended hereto in respect of the Amended and Restated Stockholders' Agreement dated August 25, 1993 among the Maker and certain of its stockholders (the "Stockholders' Agreement"), if the same shall then be in existence at the time of such conversion. Any certificates in respect of common stock issued upon conversion of this Note will be legended as restricted under the Securities Act of


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1933, as amended,  and, if subject to the Stockholders'  Agreement as aforesaid, will also be legended as set forth in the Stockholders' Agreement.

         At any time after the first anniversary of the date of this Note, the Maker may prepay all of the outstanding principal and accrued interest due under this Note at any time, without penalty, in increments of no less than $500,000 (or the remaining unpaid balance of principal, interest and other charges due hereunder, if less than $500,000), upon 10 days prior notice to the Holder. During such 10 day period, the Holder may elect to convert such principal amount to be prepaid into common stock of the Maker, provided an Offering Event shall have already occurred. In the event the Holder gives notice to the Maker of its intention to convert, the Maker shall be precluded from exercising the foregoing right to prepay as to such amount. For the purpose of determining the proper application of any amounts actually prepaid in accordance with the terms of this paragraph, such payments will be applied hereunder as follows: first, toward interest accrued to the date of such payment; and, second, to the principal balance due on the maturity of this Note.

         The occurrence of any one or more of the following events will constitute an event of default by the Maker under this Note (an "Event of Default"), whereupon the entire outstanding principal balance hereof, together with all accrued but unpaid interest and charges arising hereunder (with interest on all such unpaid amounts at the rate of ten percent (10%) per annum, until paid in full) will, at the option of the Holder, immediately become due and payable without presentation, demand, protest, or notice of any kind, all of which are hereby expressly waived, and the Holder shall then have all rights and remedies provided hereunder:

                  (a) The failure to pay as and when due the principal and any accrued interest thereon which arise hereunder;

                  (b) The failure by the Maker to pay when and as the same shall become due any charges due to the Holder under this Note and any and all other amounts owing to the Holder from time to time arising under the Stock Purchase Agreement (taken together with this Note, the "Maker Documents"), which failure is not due to the valid exercise of the Maker's setoff rights as set forth in the Stock Purchase Agreement or which has not been waived in writing or fully remedied within 20 days notice from the Holder of such failure (or such longer cure period, if any, applicable thereto set forth in the instruments evidencing such obligation); the failure by the Maker to observe or perform any other material covenant or agreement with the Holder under the Maker Documents when and as the same is required to be observed or performed, which failure has not been waived in writing or fully remedied within 20 days notice from the Holder of such failure (or such longer cure period, if any, applicable thereto set forth in the instruments evidencing such obligation); or the breach by the Maker of any material provision of any other agreement or undertaking with the Holder under the Maker Documents, which failure or breach has not been fully remedied within the cure period (if any) applicable thereto;

                  (c) The failure by the Maker to pay when and as the same shall become due any and all other amounts owing to any other party which has extended or may hereafter extend credit to the Maker (each, a "Lender") in respect of indebtedness for borrowed money (excluding trade indebtedness incurred in the ordinary course of the Maker's business) with an aggregate principal amount then outstanding (including the principal amounts owed by the Maker under all other such indebtedness to such Lender as of the time of such failure) of at least $175,000, or the failure by the Maker to observe or perform any other material covenant or agreement with any such Lender when and as the same is required to be observed or performed, or the breach by the Maker of any material provision of any other agreement or undertaking with any such Lender, provided in each such case that the failure or breach has not been fully remedied within the cure period (if any) applicable thereto and as a result of such default the Lender requires the payment of any amounts due to the Lender in advance of the time stated therefor in any instrument evidencing any such indebtedness to the Lender, including, by way of illustration and not limitation, the payments and other amounts due under and the Maker's covenants, agreements and undertakings with Fleet or its successors or assigns as the senior secured lender to the Maker (the "Principal Financing Documents") in effect as of the date hereof;

                  (d) The amendment, renewal or extension of or other modification to any of the Principal Financing Documents not in accordance with the terms of this Note or the Stock Purchase Agreement; or

                  (e) If the Maker shall (i) file a petition under the Federal Bankruptcy Code or initiate any other proceeding for the release of insolvent debtors; (ii) generally fail to pay its debts as such debts become due; (iii) seek or consent to the appointment of a custodian for all or a substantial portion of its assets; (iv) benefit from or be subject to the entry of an order for relief in respect of the Maker by any court of insolvency; (v) make an admission of insolvency seeking the relief provided in the Federal Bankruptcy Code or any other insolvency law; (vi) make an assignment for the benefit of creditors;
         (vii) have a receiver appointed voluntarily for its property, or have a receiver appointed involuntarily for its property and such appointment has not been removed or rescinded within 60 days of the date thereof;
         (viii) permit a judgment in excess of $175,000 to be obtained against it which is not promptly paid or promptly appealed and secured pending appeal; or (ix) become insolvent, however otherwise evidenced.

         Any reasonable attorneys' fees (which may be based on a percentage of outstanding indebtedness) incurred by the Holder after an Event of Default in order to collect the principal, interest and other charges due under this Note shall be paid by the Maker.

         The Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and remedies hereunder, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent therein set forth. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any right or remedy which the Holder would otherwise have on any future occasion. The Holder is not required to rely on any collateral for the payment of the Note in the event of default by the Maker. All rights and remedies of the Holder shall be cumulative and may be exercised singly or concurrently.

         The Maker hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices to which it may at any time be entitled in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of time of payment or any other indulgence, and to any substitution, exchange or release of any collateral as security hereto. Payments to be made in respect of this Note are subject to certain off-set rights as more particularly set forth in Section 10.3 of the Stock Purchase Agreement.

         In the event the interest provisions hereof or any other instruments securing this Note shall result in an effective rate of interest which, for any period of time, transcends the limit of the usury or any other law applicable hereto, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by the Holder.

         The Maker, by making this Note, and the Holder, by accepting this Note, each hereby consent to the provisions in Section 10.5 of the Stock Purchase Agreement regarding jurisdiction for purposes of any action or proceeding concerning this Note or any instrument securing this Note, whether initiated by the Holder, the Maker or any other party. NOTWITHSTANDING THE PROVISIONS OF SUCH
SECTION 10.5 TO THE CONTRARY, THE MAKER AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING COMMENCED IN THE ENFORCEMENT OR INTERPRETATION HEREOF.

         This Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of North Carolina. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note or portion thereof shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         IN WITNESS WHEREOF, the Maker has caused this Note to be exercised as an instrument under seal and delivered by its duly authorized officers as of the date first set forth above.


                                     BRUNSWICK TECHNOLOGIES, INC.




                                     By:
                                        -----------------------------(seal)
[Corporate Seal]                        Martin S. Grimnes,
                                        Chief Executive Officer


Attest:


By:
  -------------------------------
  Margaret F. Leeman,
  Assistant Clerk



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